[LOGO omitted] Merrill Lynch Investment Managers



                    MuniYield California Insured Fund, Inc.
                  MuniYield California Insured Fund II, Inc.

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                      The Special Meeting of Stockholders
                     Adjourned to Friday, January 18, 2002


Dear Stockholder:

The special meeting of stockholders of MuniYield California Insured Fund, Inc. and MuniYield California Insured Fund II, Inc., scheduled to take place on December 12, 2001, has been adjourned to Friday, January 18, 2002 in order to give stockholders additional time to cast their vote. The proposal being considered is the approval or disapproval of an Agreement and Plan of Reorganization between the Funds under which MuniYield California Insured Fund II, Inc. will acquire MuniYield California Insured Fund, Inc.

The Board of Directors of your Fund has approved the Agreement and Plan of Reorganization and recommends that you vote in favor of the proposal. The Fund's records indicate that we have not yet received your important vote, so we urge you to act promptly in order to avoid further expenses to your fund. In order for your vote to be counted, we must receive your instructions on or before Friday, January 18, 2002.


                              We Need Your Vote!



     1.  By Touchtone:  Please refer to the "800" number printed on your voting instruction form.

     2.  By Internet:   Visit www.proxyvote.com. Once there, enter the 12-digit
                        control number located on your proxy card.

     3.  By Mail:       Return your executed proxy in the enclosed postage paid
                        envelope as soon as possible, so that it will be received by January 18, 2002.


If you should have any questions regarding your proxy please call Georgeson Shareholder Communications, the Fund's proxy agent toll-free at 1-888-896-4170.


                      DON'T HESITATE. PLEASE VOTE TODAY!



                                                                           OBO

[LOGO] Merrill Lynch Investment Managers



                    MuniYield California Insured Fund, Inc.
                  MuniYield California Insured Fund II, Inc.



-------------------------------------------------------------------------------


                      The Special Meeting of Stockholders
                     Adjourned to Friday, January 18, 2002


Dear Stockholder:

The special meeting of stockholders of MuniYield California Insured Fund, Inc. and MuniYield California Insured Fund II, Inc., scheduled to take place on December 12, 2001, has been adjourned to Friday, January 18, 2002 in order to give stockholders additional time to cast their vote. The proposal being considered is the approval or disapproval of an Agreement and Plan of Reorganization between the Funds under which MuniYield California Insured Fund II, Inc. will acquire MuniYield California Insured Fund, Inc.

The Board of Directors of your Fund has approved the Agreement and Plan of Reorganization and recommends that you vote in favor of the proposal. The Fund's records indicate that we have not yet received your important vote, so we urge you to act promptly in order to avoid further expenses to your fund. In order for your vote to be counted, we must receive your instructions on or before Friday, January 18, 2002.


                              We Need Your Vote!



     1.  By Phone:      Please call Georgeson Shareholder toll free at
                        1-888-896-4170 representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday 12:00 p.m. to 6:00 p.m.
                        Eastern Time.

     2.  By Touchtone:  Please refer to the "800" number printed on your voting instruction form.

     3.  By Internet:   Visit www.proxyvote.com. Once there, enter the 12-digit
                        control number located on your proxy card.

     4.  By Mail:       Return your executed proxy in the enclosed postage paid
                        envelope as soon as possible, so that it will be received by January 18, 2002.

If you should have any questions regarding your proxy please call Georgeson Shareholder Communications, the Fund's proxy agent toll-free at 1-888-896-4170.

                      DON'T HESITATE. PLEASE VOTE TODAY!


                                                                          NOBO